UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2012

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 John Hopkins Court, San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 431-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2012 Verenium Corporation (the “Company”) issued a press release announcing the Company’s financial results for the second quarter and six months ended June 30, 2012. A copy of this press release is furnished herewith as Exhibit 99.1. The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “ Exchange Act ”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

The Company has furnished herewith as Exhibit 99.2 a Company presentation to provide its stockholders with certain information regarding the Company’s product strategy.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Verenium Corporation dated August 6, 2012.

99.2	Company presentation dated August 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERENIUM CORPORATION

Dated: August 6, 2012	By:	/s/ Jeffrey G. Black
	Name:	Jeffrey G. Black
	Title:	Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Verenium Corporation dated August 6, 2012.

99.2	Company presentation dated August 6, 2012.